                                                                   Exhibit 10.25


                      MASTER LOAN AND SECURITY AGREEMENT


          THIS AGREEMENT dated as of June 19, 1998, is made by Cardima, Inc. (the "Borrower"), a Delaware corporation having its principal place of business and chief executive office at 47266 Benicia Street, Fremont, California, 94538 in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

          WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

          WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

          SECTION  1.  DEFINITIONS.
                       -----------

          As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined:

Agreement shall mean this Master Loan and Security Agreement together with all
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schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

Applicable Law shall mean the laws of the State of Illinois (or any other
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jurisdiction whose laws are mandatorily applicable notwithstanding the parties'
choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday, or public holiday
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or the equivalent for banks in New York City.

Code shall have the meaning specified in Section 8(d).
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Collateral shall have the meaning specified in Section 2.
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Collateral Access Agreement shall mean any landlord waiver, mortgagee waiver,
---------------------------
bailee letter, or similar acknowledgement of any warehouseman or processor in possession of any Collateral.

Effective Date shall mean the date on which all of the conditions specified in
--------------
Section 3.3 shall have been satisfied.

Event of Default shall mean any event specified in Section 7.
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Financial Statements shall have the meaning specified in Section 6.1.
--------------------

GAAP shall mean generally accepted accounting principles in the United States of
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America, as in effect from time to time.

Loans shall mean the loans and financial accommodations made by the Lender to
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the Borrower in accordance with the terms of this Agreement and the Notes.
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Loan Documents shall mean, collectively, this Agreement, the Notes, and all
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other documents, agreements, certificates, instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material
-----------------------
adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material
-----------------------
adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Note shall mean each Promissory Note made by the Borrower in favor of the
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Lender, as amended, supplemented, or otherwise modified from time to time.

Obligations shall mean all indebtedness, obligations, and liabilities of the
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Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes, or otherwise.

Permitted Liens shall mean such of the following as to which no enforcement,
---------------
collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Collateral which do not materially impair either the use of the Collateral in the operation of the business of the Borrower or the value of the Collateral; and (d) attachment or judgment liens that do not constitute an Event of Default.

Person shall mean any individual, sole proprietorship, partnership, limited
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liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

Schedule shall mean each Schedule in the form of Schedule A hereto delivered by
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the Borrower to the Lender from time to time.

Solvent means, with respect to any Person, that as of the date as to which such
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Person's solvency is measured:

          (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;

          (b) it has sufficient capital to conduct its business; and

          (c) it is able generally to meet its debts as they mature.

Taxes shall have the meaning specified in Section 5.5.
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                                       2

         SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL.  To the fullest
                    -----------------------------------------
extent permissible under Borrower's existing agreements, the Borrower hereby assigns and grants to the Lender a continuing general lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. The collateral consists of

               (i) all present and future machinery, equipment, furniture, fixtures, leasehold improvements, conveyors, tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, molds, dies, stamps, and other equipment of every kind and nature and wherever situated now or hereafter owned and held for use by the Borrower or in which the Borrower may have any interest as lessee (to the extent of such interest as of the date hereof), together with all additions and accessions thereto, all replacements and all accessories and parts therefore, all manuals, blueprints, know-how, warranties and records in connection therewith (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) and all rights against suppliers, warrantors, manufacturers, and sellers or others in connection therewith, together with all substitutes for any of the foregoing;

               (ii) all present and future goods intended for sale, lease or other disposition by the Borrower including, without limitation, all raw materials, work in process, systems, accessories, spare parts, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, consigned goods (to the extent of the consignee's interest therein), materials, parts and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, all documents of title or documents representing the same and all records, files and writings (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) with respect thereto;

               (iii) all of the Borrower's present and future accounts (including rights to receive payments for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed), contract rights, agreements, understandings, open purchase and sale orders, promissory notes, chattel paper, documents, tax refunds, rights to receive tax refunds, bonds, certificates, insurance policies, insurance proceeds, patents, patent applications, copyrights (registered and unregistered), royalties, licenses, rights to receive fees, royalties and other payments under license agreements, permits, franchise rights, authorizations, customer and supplier lists, rights of indemnification, contribution and subrogation, leases, computer tapes, programs, discs and software, trade secrets, computer service contracts, trademarks, trade names, service marks and names, logos, goodwill, deposits, causes of action, chooses in action, judgments, designs, blueprints, quotations and bids, plans, specifications, sales literature, know-how, all other general intangibles, claims against third parties of every kind or nature, investment securities, notes, drafts, acceptances, letters of credit and rights to receive payments under letters of credit, deposit accounts, book accounts, prepaid expenses, credits and reserves and all forms of obligations whatsoever owing, instruments, documents of title, leasehold rights, including in any goods, books, ledgers, files (including credit and project files) and records (including tax records) with respect to any collateral or security, together with all right, title, security and guaranties with respect to thereto, including any right of stoppage in transit; and

          (iv)  all proceeds of the foregoing.


          SECTION  3.  THE CREDIT FACILITY.
                       -------------------

          SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $1,000,000, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written

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

commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its sole discretion, determines that the applicable conditions for borrowing contained in Sections
3.3 and 3.4 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a commitment letter executed by Lender and Borrower, dated as of March 27, 1998 and attached hereto as Exhibit A (the "Commitment Letter").


          SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall use the proceeds of the Loans for its general working capital purposes.

          SECTION  3.3.  CONDITIONS TO INITIAL LOAN.

          (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance reasonably satisfactory to the Lender and its counsel:

              (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable;

              (ii) Uniform Commercial Code financing statements (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptable for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Collateral;

              (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

              (iv) an Intellectual Property Security Agreement duly executed by the Borrower specifically identifying and granting to the Lender a security interest in all of the Borrower's intellectual property;

              (v) a Collateral Access Agreement duly executed by the lessor or mortgagee, as the case may be, of each premises where the Collateral is located;

              (vi) certificates of insurance required under Section 5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

              (vii) a copy of the resolutions of the Board of Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party;

              (viii) the opinion of counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as the Lender may reasonably require; and

              (ix) such other agreements and instruments as the Lender deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

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

          (b) There shall be no pending or, to the knowledge of the Borrower,threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender.

          (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date.

          (d) The security interests in the Collateral granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens to the fullest extent permissible under Borrower's existing agreements.

          SECTION 3.4. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

          (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

          (b) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

          (c) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

          (d) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.

          SECTION 3.5. RATE ADJUSTMENT. The Lender reserves the right to increase the interest rate applicable to any Note as of the date of such Note proportionally to the change in the weekly average of the interest rates of like-term U.S. Treasury Securities from the week ending February 20, 1998 to the week preceding the date of such Note, as published in The Wall Street Journal. As of the date of each Note, the interest rate applicable thereto will be fixed for the term.

     SECTION  4.  THE BORROWER'S REPRESENTATIONS AND WARRANTIES.
                  ---------------------------------------------

          SECTION 4.1. GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the businesses in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

          SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

          SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective
Date); to Borrower's knowledge, the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

          SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

          SECTION 4.5. NO DEFAULTS. To its knowledge, the Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

          SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

          SECTION 4.7. NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

          SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. To the Company's knowledge, except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

          SECTION 4.9. PERFECTION AND PRIORITY OF SECURITY INTEREST. This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected, and, to the Borrower's knowledge, first priority and exclusive, security interest in the Collateral, securing the payment of all the Obligations.

          SECTION  4.10.   INTENTIONALLY LEFT BLANK.

          SECTION 4.11. ACCURACY AND COMPLETENESS OF INFORMATION. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

     SECTION   5.  COVENANTS OF THE BORROWER.
                   -------------------------

          SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

          SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will give written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower,
(c) the occurrence of any Material Adverse Change with respect to the Borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

          SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time on reasonable notice during normal business hours, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

          SECTION 5.4. INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at all times satisfactory to the Lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies for loss or damage to the Collateral.

          SECTION 5.5. TAXES. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

          SECTION  5.6.    BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON

COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which may now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

          SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY. The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or (b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of Section 5.9.

          SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral.

          SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

          SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest granted hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

          SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. The Borrower will not enter into any contractual obligations which could be reasonably expected to restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

          SECTION 5.12. PROTECTION OF COLLATERAL. Upon reasonable notice to the Borrower (provided that if an Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purporting to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

          SECTION 5.13. DELIVERY OF ITEMS. The Borrower will (a) promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsements in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

          SECTION 5.14. SOLVENCY. The Borrower shall be and remain Solvent at all times.

          SECTION 5.15. FUNDAMENTAL CHANGES. The Borrower shall not (a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender); (b) merge or consolidate with any other entity, without the Lender's prior written consent which shall not be unreasonably withheld; or (c) permit a change, other than a change which results from the sale of newly issued securities to investors, in more than 35% of the ownership of any equity interests of the Borrower on the date hereof without the Lender's prior written consent which shall not be unreasonably withheld. In the event that Lender declines in writing to consent to a proposed merger, consolidation or change in ownership, then Borrower shall have the right to prepay the Loans without penalty.

          SECTION 5.16. RIGHT OF FIRST OFFER. If and when, before the payment and satisfaction in full of all Obligations, Borrower seeks revolving working capital financing secured by its accounts receivable, Borrower will so notify Lender and permit Lender to make a proposal to provide such financing. Lender must reply to Borrower's notice within 15 days of the date of such notice, indicating whether Lender accepts or declines to make such proposal. Borrower will be required to accept Lender's proposal if the terms and conditions of the proposal are no less favorable to Borrower than any other proposal received by Borrower.

          SECTION 5.17. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and execute all such further documents and instruments as the Lender may reasonably request.

    SECTION  6.  FINANCIAL STATEMENTS.  Until the payment and satisfaction
                 --------------------
in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

          SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

          SECTION 6.2. QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

     SECTION  7.  EVENTS OF DEFAULT.  The occurrence of any of the
                  -----------------
following events shall constitute an Event of Default hereunder:

          (a) the Borrower shall fail to pay within two days after notice of failure to pay when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

          (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

          (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Sections 5.4, 5.7, 5.10, 5.14, or
5.15 hereof or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section 7) and such failure remains unremedied for the earlier of thirty days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

          (d) any provision of any Loan Document to which the Borrower is a party shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state;

          (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

          (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

          (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

          (h) the Borrower shall default in (i) the payment of principal or interest on any indebtedness in excess of $50,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; or (iii) any loan or other agreement under which the Borrower has received financing from Transamerica Corporation or any of its affiliates;

          (i) the Borrower suffers or sustains a Material Adverse Change;

          (j) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

          (k) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

          (l) any material covenant, agreement, or obligation, as determined in the sole discretion of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

          (m) more than 35% of the equity interests of the Borrower on the date hereof become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance.

     SECTION  8.  REMEDIES.  If any Event of Default shall have occurred
                  --------
and be continuing:

          (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

          (b) The Lender may take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

          (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

          (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

    SECTION  9.   MISCELLANEOUS PROVISIONS.
                  ------------------------

          SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention:
Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to Cardima, Inc., 47266 Benicia Street, , Fremont, California 94538, Attention: Chief Financial Officer or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

          SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

          SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent (which may be withheld if, in Lender's good faith business judgment, the credit-worthiness of the assignee is not as strong as that of the Borrower on the date hereof) and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its good faith business judgment.
Lender will not withhold its consent to an assignment if, in Lender's good faith business judgment, the assignee is a successor in interest of the Borrower, and the assignment therefore is not made to a third party. The Lender may assign its rights and delegate its obligations under any Note or this Agreement upon reasonable notice to Borrower.

          SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of Section 9.3.

          SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations,
(ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

          SECTION 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

          SECTION 9.9. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims, or liability (except costs incurred in negotiating and executing this Agreement) incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

          SECTION 9.10. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

          SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

          SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

          SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

          SECTION  9.15.   WAIVER OF JURY TRIAL.   THE BORROWER AND THE LENDER
IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          SECTION 9.16. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

          SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

          IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                              CARDIMA, INC.



                              BY: /s/ Ronald E. Bourquin
                                ------------------------------
                                NAME: Ronald E. Bourquin
                                TITLE: VICE PRESIDENT AND CFO
                                FEDERAL TAX ID: 94-3177883


ACCEPTED AS OF THE
____ DAY OF JUNE, 1998



TRANSAMERICA BUSINESS CREDIT CORPORATION



BY:
 NAME:
 TITLE:

                 [LETTERHEAD OF TRANSAMERICA BUSINESS CREDIT]



March 27, 1998
                                    Revised

Mr. Ronald Bourquin              Exhibit A
Chief Financial Officer
Cardima, Inc.
47266 Benicia Street
Fremont,  CA  94538

Dear Ron:

Transamerica Business Credit Corporation - Technology Finance Division ("Lender") is pleased to offer financing for working capital purposes described in this letter to Cardima, Inc. ("Borrower"). This Commitment supersedes all prior correspondence, commitments, and oral or other communications relating to financing arrangements between Borrower and Lender.

The outline of this offer is as follows:


Borrower:                       Carlima, Inc.
---------

Lender:                         Transamerica Business Credit Corporation -
-------                         Technology Finance Division, or its affiliates,
                                successors or assigns.

Use of Proceeds:                Proceeds of the Loan outlined herein will be
----------------                used for general working capital purposes.

Anticipated Closing Date:       The Closing Date(s) is anticipated to be on or
-------------------------       after March 31, 1998, but in no event later than
                                March 31, 1999.

Loan Amount:                    Not to exceed $3,000,000, with each advance
------------                    (except the last) to be not less than
                                $1,000,000.

Collateral:                     To secure the loan, Lender will require a
-----------                     perfected first lien and security interest in
                                all assets of Borrower, now owned or hereafter acquired, including cash, accounts receivable, inventory, machinery, equipment, furniture, fixtures, tools, copyrights, licenses, patents, trademarks, tradenames, other intellectual property, leases, leasehold improvements, general intangibles, and all other assets.

                                Subject to the right of first offer set forth below, Lender agrees that it will subordinate its interest in accounts receivable of Borrower, if required by a qualified lender in connection with a working capital line of credit subject to a subordination agreement acceptable to Lender.

Interest Rate:           11.50% per annum.
-------------

Loan Payments:           Payments of interest only shall be paid monthly in
-------------            arrears for the first 6 months of the Loan. Thereafter,
                         30 equal payments of principal and interest shall be paid monthly in arrears. A final balloon payment shall be paid at the end of month 36. Assuming a single advance of the entire $3,000,000, payments for each of the first 6 months would be $28,750, payments for each of the next 30 months would be $106,961.58 and the balloon payment at the end of month 36 would be $300,000.

Right of First Offer:    If and when, during the term of the Loan, Borrower
--------------------     seeks revolving working capital financing secured by
                         its accounts receivable, Borrower will so notify Lender and permit Lender to make a proposal to provide such financing. Lender must reply to Borrower's notice within 15 days of the date of such notice, indicating whether Lender accepts or declines to make such proposal. Borrower will be required to accept Lender's proposal if the terms and conditions of the proposal are no less favorable to Borrower than any other proposal received by Borrower.

Loan Prepayment:         Borrower may prepay the Loan any time after the first
---------------          12 months of the term. A prepayment premium of 4% of
                         the principal amount being prepaid will be charged for prepayments made during months 13-24 and 2% for prepayments made during months 25-36.

Warrant Coverage:        As an inducement to the Lender to enter into this
----------------         financing, the Borrower will provide to Lender warrants
                         to acquire shares of the Borrower's common stock having an aggregate exercise price equal to $300,000. The exercise price per share will be the trading price of the shares at the close of the market on the date hereof. The warrants will be exercisable for a period of five years. Lender will have the option to exercise the Warrants without payment of the exercise price and receive only that number of shares which represents the value of the difference between the fair market value of the shares and the exercise price (i.e. "net issuance" or "cashless exercise").

Conditions Precedent     Each Loan will be subject to the following:
--------------------     1.  No material adverse change in the financial
to Lending:                  condition, operations or prospects of the Borrower
----------                   prior to funding.
                         2.  Completion of the documentation and final terms of
                             the proposed financing satisfactory to Lender and Lender's counsel.
                         3.  Results of all legal due diligence, including lien,
                             judgment and tax search and other matters Lender may request shall be satisfactory to Lender and Lender's counsel.
                         4.  Lender shall receive a valid and perfected first
                             priority lien and security interest in the Collateral and Lender shall have received satisfactory evidence that there are no liens on the Collateral except as expressly permitted herein.

Additional Covenants:    There will be no actual or threatened conflict with, or
--------------------     violation of, any regulatory statute, standard or rule
                         relating to the Lessee, its present or future
                                  operations, or the Equipment.


Fees and Expenses:                The Borrower will be responsible for the Lender's reasonable expenses in
------------------                connection with the transaction, whether or not it closes.

Law:                              This letter and the proposed Loan are intended to be governed by and construed
----                              in accordance with Illinois law without regard to its conflict of law provisions.

Indemnity:                        Borrower agrees to indemnify and to hold harmless Lender, and its officers,
----------                        directors and employees against all claims, damages, liabilities and expenses which may be incurred by or asserted against any such person in connection with or arising out of this letter and the transactions contemplated hereby, other than claims, damages, liability, and expense resulting from such person's gross negligence or willful misconduct.

Confidentiality:                  This letter is delivered to you with the understanding that neither it nor its
----------------                  substance shall be disclosed publicly or privately to any third person except those who are in a confidential relationship to you (such as your legal counsel and accountants); or where the same is required by law (including all applicable federal and state securities laws), which conditions Borrower and its agents agree to be bound by upon acceptance of this letter.

                                  Borrower agrees to provide camera ready artwork of typestyles and logos of the
                                  Borrower for use in promotional material by the Lender.

Conditions of Acceptance:         This Commitment Letter is intended to be summary of the most important
-------------------------         elements of the agreement to enter into a loan transaction with Borrower, and it is subject to all requirements and conditions contained in Loan documentation proposed by Lender or its counsel in the course of closing the Loans described herein.
                                  Not every provision that imposes duties, obligations, burdens, or limitations on
                                  Borrower is contained herein, but shall be contained in the final Loan documentation satisfactory to Lender and its counsel.

                                  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL
                                  BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED
                                  TO THIS LETTER OR THE TRANSACTION DESCRIBED IN THIS LETTER.

Commitment Fee:                   Simultaneously with the acceptance by the Borrower of this Commitment, a non-refundable
                                  Commitment Fee equal to 1.0% of the Loan Amount will be due the Lender, to be retained by the Lender as compensation for the Commitment.  The Application Fee previously paid by the Borrower shall be

                                       3
                                applied to the Commitment Fee.


Commitment Expiration:          This commitment shall expire on April 3, 1998,
----------------------          unless prior thereto either extended in writing
                                by the Lender or accepted as provided below by the Borrower.

Should you have any questions, please call me. If you wish to accept this Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by April 3, 1998.


                                            Yours truly,


                                            TRANSAMERICA BUSINESS CREDIT
                                            CORP -  TECHNOLOGY FINANCE
                                            DIVISION

                                            By /s/ Gerald A. Michaud
                                               ---------------------------------
                                               Gerald A. Michaud
                                               Senior Vice President - Marketing


Accepted this   1st   day of  April    1998
               -----          -----,


CARDIMA, INC.

By /s/ Ronald E. Bourquin
  -----------------------

                            SECRETARY'S CERTIFICATE


        I, Ronald E. Bourquin, hereby state that I am the duly elected,

acting and qualified Secretary of Cardima, Inc., a Delaware corporation (the "Company"), and that:

        (a) Through a unanimous consent in lieu of a Board of Directors meeting of the Company, proposed in accordance with its bylaws and the laws of said State on the 16th day of March, 1998, signed by a quorum for the transaction of business, the following resolutions were duly and regularly adopted:

        RESOLVED, that the form, terms and provisions of all of the documents and instruments executed by the Company with and/or in favor of Transamerica Business Credit Corporation (the "Agreements"), and the transactions contemplated thereby be, and the same are, in all respects approved, and that the President, each Vice President and each other officer of the Company (the "Authorized Persons"), or any of them, be, and they hereby are, authorized, empowered, and directed to execute and deliver the Agreements and any and all other agreements, documents, instruments and certificates required or desirable in connection therewith, if necessary or advisable, with such changes as they may deem in the best interest of the Company, and their execution and delivery of the Agreements, and all such other agreements, documents, instruments and certificates, shall be deemed to be conclusive evidence that the same are in all respects authorized and approved; and be it further

        RESOLVED, that the actions of any Authorized Person heretofore taken in furtherance of the Agreements be, and hereby are, approved, adopted and ratified in all respects.

        (i) The above resolutions: (a) are not contrary to the Articles or Certificate of Incorporation or bylaws of the Company and (b) have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

        (ii) The following persons are duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature.

             Name                                  Office                                 Signature

PHIL RADLICK                             President/CEO                      /s/ ^^
----------------------------------       ----------------------------      -----------------------------------------
ALLAN L. ABATI                           Vice President, RA&QA              /s/ ^^
----------------------------------       ----------------------------      -----------------------------------------
DUANE DICKENS                            Vice President, Business
                                         Development                       /s/ ^^
----------------------------------       ----------------------------      -----------------------------------------

    IN WITNESS WHEREOF, I have executed this Certificate, this 23rd day of
                                  June, 1998.


                                               Ronald E. Bourquin
                                                   Secretary


[CORPORATE SEAL]

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT



          THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is made and entered into as of this 19th day of June, 1998 (this "Agreement"), between CARDIMA, INC., a Delaware corporation (the "Grantor"), with and in favor of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (the "Lender").

          WHEREAS, the Grantor is entering into a Master Loan and Security Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; terms which are capitalized herein and not otherwise defined shall have the meanings given to them in the Loan Agreement) with the Lender, pursuant to which the Lender agreed to make loans and advances to the Grantor, subject to the terms and conditions set forth in the Loan Agreement; and

          WHEREAS, under the Loan Agreement, the Grantor has granted to the Lender a security interest in and lien on substantially all of its assets; and

          WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Grantor shall have executed and delivered this Agreement and granted a security interest in all of the Grantor's right, title and interest in and to all of the Intellectual Property Collateral (as hereinafter defined) in favor of the Lender, as contemplated hereby.

          NOW, THEREFORE, in consideration of the premises hereof and to induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Security for Obligations.
                      ------------------------

          (a) Security Interest in Patents.  To secure the full and prompt
              ----------------------------
payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Grantor hereby grants and conveys to the Lender a first and valid security interest in, with a power of sale to the extent permitted by law, all of its right, title and interest in the United States and throughout the world, in and to all of the now owned and hereafter acquired United States and foreign patents and all patent and design patent applications, and all issues, reissues, re-examinations, continuations, continuations-in-part or divisions thereof, and all proceeds thereof (hereinafter collectively referred to as the "Patents"). All unexpired patents and all currently pending patent applications in which the Grantor has an interest are listed on Schedule A attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants, assigns and conveys to the Lender a first and valid security interest, having priority over all other security interests, in all of the right, title and interest of the Grantor in and to all products, proceeds, income, royalties, damages and payments now or hereafter due and payable under or in respect of all Patents and, subject to the provisions of Section 2(n), in and to all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Patents.

          (b) Security Interest in Trademarks.  To secure the payment and
              -------------------------------
performance of all of the Obligations, the Grantor hereby grants and conveys to the Lender a first and valid security interest in, with a power of sale to the extent permitted by applicable law, all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired trademarks, service marks and trade names, and all variants thereof (whether or not such name is the subject of a registration or an application therefor), and all registrations and applications to register the same, and all renewals thereof, and the goodwill of the business relating thereto, and all proceeds thereof (hereinafter collectively referred to as the "Trademarks"). All United States trademark registrations and all currently pending trademark applications in which the Grantor has an interest and all foreign trademark registrations and all currently pending trademark applications in which the Grantor has an interest, are listed on Schedule B attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants to the Lender a first and valid security interest in all of its right, title and interest in and to (i) all products, proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Trademarks, (ii) subject to the provisions of
Section 2(n), all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Trademarks and (iii) all rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, and the right to prepare for sale and sell any and all assets now or hereafter owned by the Grantor and now or hereafter covered by such licenses.

          (c) Security Interest in Copyrights.  To secure the payment and
              -------------------------------
performance of all of the Obligations, the Grantor hereby grants to the Lender a first and valid security interest in all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired copyrights, and all registrations and applications to register the same, all renewals thereof, any written agreement, naming the Grantor as licensor or licensee, granting any right under any copyright, any work which is or may be subject to copyright protection pursuant to Title 17 of the U.S. Code, and all physical things embodying such works (including, without limitation, copies thereof) created or otherwise used in the business of the Grantor, and all proceeds thereof (hereinafter collectively referred to as the "Copyrights"). All copyright registrations and all currently pending copyright applications in which the Grantor has an interest are listed on Schedule C attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants to the Lender a first and valid security interest in all of its right, title and interest in and to all products, proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Copyrights and, subject to the provisions of
Section 2(n), in and to all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Copyrights.

          (d) Security Interest in Proprietary Information.  To secure the
              --------------------------------------------
payment and performance of all of the Obligations, the Grantor hereby grants to the Lender a first and valid security interest in all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired inventions, discoveries, trade secrets, improvements, processes, methods, formulae, applications, ideas, know-how, customer lists, corporate and other business records, license rights, advertising materials, operating manuals, sales literature, drawings, specifications, descriptions, name plates, catalogues, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, engineering contracts, proprietary information, and goodwill (and all other assets which uniquely reflect such goodwill), and to all income, royalties, damages and payments now and hereafter due or payable therefor or in respect thereof (collectively, the "Proprietary Information" and, together with the Patents, the Trademarks and the Copyrights, the "Intellectual Property Collateral").

          SECTION 2.  Representations, Warranties and Covenants of the Grantor.
                      --------------------------------------------------------

          (a) The Grantor is and will continue to be the owner of all of the Intellectual Property Collateral, except as set forth in Schedule D, free from any adverse claim, security interest, lien or encumbrance in favor of any Person except for the security interest granted to the Lender and except for Permitted Liens.

          (b) None of the Intellectual Property Collateral is or shall become subject to any Lien in favor of any Person other than the Lender and except for any Permitted Liens, and the Grantor agrees that it shall not license, transfer, convey or encumber any interest in or to the Intellectual Property Collateral. Notwithstanding the foregoing, the Grantor shall be permitted to license any of the Trademarks on a non-exclusive basis in the ordinary course of business to
(i) third parties for the sole purpose of manufacturing, marketing, advertising, distributing, or selling goods that are not manufactured, marketed, advertised, distributed, or sold by the Grantor, or (ii) third parties that do not manufacture, market, advertise, distribute, or sell goods in the United States or to others for sale in the United States. Any license of the Intellectual Property Collateral granted by the Grantor (each, a "License") shall be in writing and shall reserve all rights in the Grantor except those reasonably necessary in the ordinary course of business to fulfill the permitted purposes herein. The Grantor shall cause a copy of each License to be delivered to the Lender within thirty (30) days of execution by all parties thereto.

          (c) Except as disclosed in Schedule D hereto, the Grantor has made no previous assignment, transfer or agreement in conflict herewith or constituting a present or future assignment, transfer, or encumbrance of any of the Intellectual Property Collateral.

          (d) Except as disclosed in Schedule D hereto, there is no financing statement or other document or instrument now signed or on file in any public office granting a security interest in or otherwise encumbering any part of the Intellectual Property Collateral, except those showing the Lender as secured party. So long as any Obligations remain outstanding, the Grantor will not execute, and there will not be on file in any public office, any such financing statement or other document or instruments, except financing statements filed or to be filed in favor of the Lender.

          (e) Subject to any limitation stated therein or in connection therewith, all information furnished to the Lender concerning the Intellectual Property Collateral and proceeds thereof is and will be accurate and correct in all material respects.

          (f) Except as disclosed in Schedule D hereto, to the Company's knowledge, all Intellectual Property Collateral consisting of applications for Patents and for registrations of Trademarks and Copyrights has been duly and properly filed and all Intellectual Property Collateral consisting of issued or granted Patents and of registrations of Trademarks and Copyrights (including, without limitation, any and all renewals, reissues, continuations or divisions thereof, as the case may be) has been duly and properly maintained.

          (g) Promptly upon the receipt of an official filing receipt indicating that a patent application or an application for registration of a trademark has been received by the U.S. Patent and Trademark Office or an application for registration of a copyright has been received by the U.S. Copyright Office and upon the issuance of any patent or of any trademark or copyright registration, the Grantor agrees to notify the Lender in writing, which notice shall identify such patent, trademark or copyright application or patent, trademark or copyright registration, and the Grantor shall execute all documents necessary to perfect a security interest in such patent, trademark or copyright application or such patent or trademark or copyright registration, and the Grantor shall annually, or more frequently as the Lender shall request, cause an instrument sufficient to perfect, protect or establish any Lien hereunder to be recorded in the U.S. Patent and Trademark Office with respect to all United States patent applications filed by it or patents issued to it during the prior calendar year and with respect to all trademark applications filed by it or trademark registrations issued to it during the prior calendar year, and the Grantor shall annually, or more frequently as the Lender shall request, cause an instrument sufficient to perfect, protect or establish any Lien hereunder to be recorded in the U.S. Copyright Office with respect to United States copyright applications filed by it or copyright registrations issued to it during the prior calendar year.

          (h) The Grantor shall not intentionally take any action, or permit any action to be taken by others subject to the Grantor's control, including licensees, or fail to take any action, or permit others subject to the Grantor's control, including licensees, to fail to take any action, subject to the provisions of Section 2(g), which would, in the case of any such actions or failures to act taken singly or together, adversely affect the validity, grant and enforceability of the security interest granted to the Lender hereunder. Notwithstanding the foregoing, the Grantor shall be permitted to abandon any of the Trademarks in accordance with the terms of Section 2(l).

          (i) The Grantor shall promptly notify the Lender, in writing, of any suit, action, proceeding, claim or counterclaim brought against the Grantor that would reasonably be expected to affect adversely the Intellectual Property Collateral, and shall, on request, deliver to the Lender a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit, action or proceeding, and shall keep the Lender duly advised in writing of the progress of any such suit.

          (j) To the best knowledge and belief of the Grantor, no infringement or unauthorized use presently is being made of any Intellectual Property Collateral. The Grantor has advised the Lender of its trademark monitoring and enforcement program. In the event of any material infringement of the

Intellectual Property Collateral by others or in the event of any other conduct detrimental to the Intellectual Property Collateral by others known or brought to the attention of the Grantor, the Grantor shall promptly notify the Lender in writing at its address set forth in Section 5(a) of such infringement or other conduct and the full nature, extent, evidence and facts of such infringement or other conduct known to the Grantor.

          (k) If requested by the Lender, the Grantor shall provide the Lender a complete status report of all Intellectual Property Collateral. Upon request by the Lender, the Grantor shall deliver to counsel for the Lender copies of any such Intellectual Property Collateral and other documents concerning or related to the prosecution, protection, maintenance, enforcement and issuance of the Intellectual Property Collateral.

          (l) The Grantor shall notify the Lender in writing at the address set forth in Section 5(a) prior to any proposed voluntary abandonment (which is not in furtherance of an application for another Patent) of any Intellectual Property Collateral (other than items of Intellectual Property Collateral that are not useful or beneficial to the business and operations of the Grantor) and obtain the prior written consent of the Lender to such abandonment.

          (m) During the term of this Agreement, the Grantor agrees:

                  (i) whenever any of the registered Trademarks are used by or on behalf of the Grantor, if reasonably practicable, to affix or cause to be affixed a notice that the mark is a registered trademark or service mark, which notice shall be in a form accepted or required by the trademark marking laws of each country in which the mark is so used and registered; and

                  (ii) whenever any of the underlying works covered by registered Copyrights are used by or on behalf of the Grantor, if reasonably practicable, to affix or cause to be affixed a notice that said underlying works are so covered, which notice shall be in a form accepted or required by the copyright laws of such country in which said underlying works are so used and registered.

          (n) Subject to the provisions of Section 4(g), during the term of this Agreement, all income, royalties, payments and damages due and payable to the Grantor under or in respect of the Intellectual Property Collateral shall be paid to the Grantor.

          (o) The Grantor agrees, upon the reasonable request by the Lender, during the term of this Agreement:

                  (i) to execute, acknowledge and deliver all additional instruments and documents necessary or desirable to effect the purposes and intents of this Agreement, in a form reasonably acceptable to counsel for the Lender; and

                  (ii) to do all such other acts as may be necessary or appropriate to carry out the purposes and intents of this Agreement, and to create, evidence, perfect and continue the security interests of the Lender in the Intellectual Property Collateral.

          SECTION 3.  Indemnity.  The Grantor agrees to indemnify the Lender
                      ---------
from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement and any actions taken pursuant to Section 4 or any failure to act thereunder).

          SECTION 4.  Rights and Remedies Upon an Event of Default.
                      --------------------------------------------

          (a) If any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory Requirements of Law, the Lender, in addition to other rights and remedies provided for herein and any rights now or hereafter existing under applicable law, shall have all rights and remedies as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately take possession of the Intellectual Property Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the Grantor's premises where any of the Intellectual Property Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantor; and

                  (ii) sell, assign or otherwise liquidate, or direct the Grantor to sell, assign or otherwise liquidate, any or all of the Intellectual Property Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

                  (b) Any collateral repossessed by the Lender under or pursuant to Section 4(a), may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any Requirements of Law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 30 days' written notice to the Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Grantor or any nominee of the Grantor to acquire the Intellectual Property Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 30 days' written notice to the Grantor specifying the time and place of such sale and, in the absence of applicable Requirements of Law, shall be by public auction (which may, at the option of the Lender, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers of general circulation in the jurisdiction in which such auction is to be held. To the extent permitted by any such Requirements of Law, the Lender may bid for and become the purchaser of the Intellectual Property Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Grantor (except to the extent of surplus money received). If, under mandatory Requirements of Law, the Lender shall be required to make disposition of the Intellectual Property Collateral within a period of time which does not permit the giving of notice to the Grantor as hereinabove specified, the Lender need give the Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory Requirements of Law. The Lender shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                 (c) Upon the occurrence and continuance of an Event of Default, the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Intellectual Property Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any Lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, or the value of, the Intellectual Property Collateral. The Grantor hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including reasonable fees, expenses and disbursements of attorneys and paralegals acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, the Intellectual Property Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

                  (d) The Grantor hereby irrevocably authorizes and appoints the Lender, or any Person or agent the Lender may designate, as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, at the Grantor's cost and expense, in the Lender's discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes and intents of this Agreement and to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default, which powers, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been paid and satisfied in full:

                  (i) ask for, demand, collect, bring suit, recover, compromise, administer, accelerate or extend the time of payment, issue credits, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral;

                  (ii) receive, take, endorse, negotiate, sign, assign and deliver and collect any checks, notes, drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

                  (iii) receive, open and dispose of all mail addressed to the Grantor and notify postal authorities to change the address for delivery thereof to such address as the Lender may designate;

                  (iv) give customers indebted on the Intellectual Property Collateral notice of the Lender's interest therein, or to instruct such customers to make payment directly to the Lender for the Grantor's account or to request, at any time from customers indebted on the Intellectual Property Collateral, verification of information concerning the Intellectual Property Collateral and the amounts owing thereon;

                  (v) convey any item of Intellectual Property Collateral to any purchaser thereof;

                  (vi)   record any instruments under Section 2(g) hereof;

                  (vii) make any payments or take any acts under Section 4(c) hereof; and

                  (viii) file any claims or take any action or institute any proceedings that the Lender may reasonably deem necessary or desirable for the collection of any of the Intellectual Property Collateral or otherwise to enforce the rights of the Lender with respect to any of the Intellectual Property Collateral.

The Lender's authority under this Section 4(d) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Intellectual Property Collateral, sign the Grantor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Intellectual Property Collateral and to file the same, prepare, file and sign the Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any Intellectual Property Collateral and prepare, file and sign the Grantor's name on a proof of claim in bankruptcy or similar document against any customer of the Grantor, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Lender in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Grantor.

                  (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Intellectual Property Collateral shall be applied by the Lender against the Obligations in such order as the Lender may determine.

                  (f) The Lender shall have the right of setoff with respect to the Intellectual Property Collateral as provided Section 9.14 of the Loan Agreement.

                  (g) Upon the occurrence and during the continuance of an Event of Default, all income, royalties, payments and damages under or in respect of the Intellectual Property Collateral, if any, received thereafter shall be held by the Grantor in trust for the benefit of the Lender, separate from the Grantor's own property or funds and immediately turned over to the Lender with proper assignments or endorsements. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right to notify payors of income, royalties, payments and damages under or in respect of the Intellectual Property Collateral to make payment directly to the Lender.

          (h) Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under the other Loan Documents or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or any acquiescence therein.

          SECTION 5.  General Provisions.
                      ------------------

          (a) Notices.  All notices, approvals, consents or other communications
              -------
required or desired to be given hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by regular mail, if to the Lender, then to Transamerica Business Credit Corporation, 76 Batterson Road, Farmington, Connecticut 06032, Telecopy: (860) 677-6766, Attn.: Gregory Clark, Esq., and if to the Grantor, then to Cardima, Inc. 47266 Benicia Street, Fremont, California, 94538, Telecopy: (510) 657 - 4476, Attn.: Mr. Ronald Bourquin, Chief Financial Officer. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged.

          (b)    Headings.  The headings in this Agreement are for purposes of
                 --------
reference only and shall not affect the meaning or construction of any provision of this Agreement.

          (c)    Severability.  The provisions of this Agreement are severable,
                 ------------
and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

          (d) Amendments, Waivers and Consents.  Any amendment or waiver of any
              --------------------------------
provision of this Agreement and any consent to any departure by the Grantor from any provision of this Agreement shall not be effective unless the same shall be in writing and signed by the Grantor and the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (e) Interpretation.  Time is of the essence in each provision of this
              --------------
Agreement of which time is an element. All terms not defined herein or in the Loan Agreement shall have the meaning set forth in the Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Loan Agreement and is not dealt with herein with more specificity, the Loan Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          (f) Continuing Security Interest.  This Agreement shall create a
              ----------------------------
continuing security interest in the Intellectual Property Collateral and shall
(i) remain in full force and effect until the payment in full in cash of the Obligations and the termination of the Loan Agreement, (ii) be binding upon the Grantor and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender, to the Lender's successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may, in accordance with the terms of the Loan Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Loan Documents (including, without limitation, all or any portion of any Loans or any Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise, in each case as provided in the Loan Agreement.

          (g) Reinstatement.  To the extent permitted by law, this Agreement
              -------------
shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender because the Grantor is the subject of an Insolvency Event, all as though such payments had not been made.

          (h)    Survival of Provisions.  All representations, warranties and
                 ----------------------
covenants of the Grantor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Grantor of the Obligations secured hereby and termination of the Loan Agreement and the other Loan Documents.

          (i)    Lender May Perform.  If the Grantor fails to perform any
                 ------------------
agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor and shall constitute Obligations secured by this Agreement.

          (j) No Duty on Lender.  The powers conferred on the Lender hereunder
              -----------------
are solely to protect the interest of the Lenders in the Intellectual Property Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the safe custody of any Intellectual Property Collateral in its possession and the accounting for money actually received by it hereunder, the Lender shall have no duty as to any Intellectual Property Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters related to any Intellectual Property Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Person or any other rights pertaining to any Intellectual Property Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Intellectual Property Collateral in its possession if such Intellectual Property Collateral is accorded treatment substantially equal to that which the Lender accords its own property. To the extent the Intellectual Property Collateral is held by a custodian, the Lender shall be deemed to have exercised reasonable care if it has selected the custodian with reasonable care.

          (k) Delays; Partial Exercise of Remedies.  No delay or omission of the
              ------------------------------------
Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

          (l)    Release; Termination of Agreement.  Subject to the provisions
                 ---------------------------------
of subsection (g) hereof, upon the payment in full of the Obligations and the termination of the Loan Agreement, this Agreement shall terminate and all rights in the Intellectual Property Collateral shall revert to the Grantor. At such time, the Lender shall, upon the request and at the expense of the Grantor, (A) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination and (B) reassign and redeliver to the Grantor all of the Intellectual Property Collateral hereunder which has not been sold, disposed of, retained or applied by the Lender in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Lender, except as to the absence of any prior assignments by the Lender of its interest in the Intellectual Property Collateral.

          (m) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original but both of which shall together constitute one and the same agreement.

          (n) GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
              -------------
THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT FEDERAL LAW IS APPLICABLE.

          (o) SUBMISSION TO JURISDICTION.  ALL DISPUTES BETWEEN THE GRANTOR AND
              --------------------------
THE LENDER, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE LENDER IN GOOD FAITH TO ENABLE THE LENDER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE LENDER. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          (p) JURY TRIAL.  THE GRANTOR AND THE LENDER EACH HEREBY WAIVES TO THE
              ----------
FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement by causing this Agreement to be signed by their respective duly authorized officers on the day and year first above written.


                              CARDIMA, INC.



                              By: /s/ Ronald E. Bourquin
                                  -------------------------------
                                   Name:  Ronald E. Bourquin
                                   Title: Vice President and CFO


Accepted and Agreed as of the
date first above written:

TRANSAMERICA BUSINESS CREDIT
CORPORATION



By:_______________________________
   Name:
   Title:

                                                            Schedule A



                                 Patents and Patent Applications
                                 -------------------------------

                                 CARDIMA, INC.

                      PATENT AND TRADEMARK STATUS REPORT

                             DOMESTIC AND FOREIGN

                                  MARCH 1998

                                    PATENTS
                                    -------

                     INVENTION DISCLOSURES...............1

                     PENDING U.S. APPLICATIONS.........2-3

                     ISSUED U.S. PATENTS ................4

                     PENDING FOREIGN APPLICATIONS .......5

                     ABANDONED APPLICATIONS ...........6-7


                                  TRADEMARKS

                     PENDING U.S. APPLICATIONS ..........8

                     PENDING FOREIGN APPLICATIONS........9

                     ABANDONED APPLICATIONS.............10

                     INACTIVE APPLICATIONS .............11


                                 CONFIDENTIAL
                           ATTORNEY-CLIENT PRIVILEGE

                                 Prepared by:

                        HELLER EHRMAN WHITE & MCAULIFFE
                             525 University Avenue
                       Palo Alto, California  94301-1900
                                (650) 324-7000

---------------------------------------------------------------------------------------------------------------
                                 CARDIMA, INC.
                             PATENT STATUS REPORT
                                  MARCH 1998
                             INVENTION DISCLOSURES
---------------------------------------------------------------------------------------------------------------
HEWM No.        LDM No.                              Title                                     Inventors
22963-1240     CDM 0032.0     LINEAR ABLATION ASSEMBLY                                         A. Schaer
---------------------------------------------------------------------------------------------------------------
22963-1250     CDM 0033.0     ABLATION ASSEMBLY WITH LOOPED ELECTROPHYSIOLOGY DEVICE           R. Hill
                                                                                               A. Schaer
---------------------------------------------------------------------------------------------------------------
22963-1270     CDM 0034.0     EP CATHETER                                                      A. Schaer
---------------------------------------------------------------------------------------------------------------
22963-1290     CDM 0036.0     FLEXIBLE MICRO-ABLATION CATHETER WITH MULTIPLE                   E. R. Hill
                              ELECTRODES AND PRE-FORMED CORE WIRE
---------------------------------------------------------------------------------------------------------------
22963-1300     CDM 0037.0     RF GENERATOR                                                     D. Carner
---------------------------------------------------------------------------------------------------------------
22963-1310     CDM 0038.0     SWITCH CONTROL DEVICE                                            D. Carner
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
HEWM No.           Prosecution History                       Status
------------------------------------------------------------------------------------------
22963-1240     CIP 08/629,057, 4/8/96 (1180)     Sent draft Appin for review 12/31/97
                                                 Sent follow-up 2/10/98 and 3/9/98
------------------------------------------------------------------------------------------
22963-1250                                       Sent letter 12/22/97
                                                 Invention has patentable merit.
------------------------------------------------------------------------------------------
22963-1270                                       Sent Appin for signature 01/05/98
                                                 Sent follow-up 2/10/98 and 3/9/98
------------------------------------------------------------------------------------------
22963-1290
------------------------------------------------------------------------------------------
22963-1300
------------------------------------------------------------------------------------------
22963-1310                                       Received disclosure 2/23/98
------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

                                                           CARDIMA INC.
                                                       PATENT STATUS REPORT
                                                            MARCH 1998
                                                     PENDING U.S. APPLICATIONS
----------------------------------------------------------------------------------------------------------------------------------
HEWM NO.                  CDM NO.          SERIAL NO.               FILED                   TITLE                    INVENTORS
----------------------------------------------------------------------------------------------------------------------------------
22963-1033              CDM 0006.3         08/763.202              12/11/96        INTRAVASCULAR SENSING DEVICE      L. Littmann
                                                                                                                     G. Samson
                                                                                                                     G. Vegh
----------------------------------------------------------------------------------------------------------------------------------
22963-1034              CDM 0006.4         08/963.771              11/04/97        INTRAVASCULAR SENSING DEVICE      L. Littmann
                                                                                                                     G. Samson
                                                                                                                     G. Vegh
----------------------------------------------------------------------------------------------------------------------------------
22963-1042              CDM 0007.2         08/667,394              06/21/96        INTRAVASCULAR METHOD AND SYSTEM   R. Sung
                                                                                   FOR TREATING ARRHYTHMIA           G. Samson
----------------------------------------------------------------------------------------------------------------------------------
22963-1043              CDM 0007.3         08/968,147              11/12/97        INTRAVASCUALR METHOD AND DEVICE   S. Ruey
                                                                                   FOR OCCLUDING A BODY LUMEN        G. Samson
----------------------------------------------------------------------------------------------------------------------------------
22963-1051              CDM 0008.1         08/582,600              01/03/96        INTRAVASCULAR RF OCCLUSION        D. Dickens
                                                                                   CATHETER                          G. Samson
                                                                                                                     R. Sung
----------------------------------------------------------------------------------------------------------------------------------
22963-1061              CDM 0009.1                                 01/13/98        METHOD AND SYSTEM FOR USING       L. Littmann
                                                                                   MULTIPLE INTRAVASCULAR SENSING    D. Dickens
                                                                                   DEVICES TO DETECT ELECTRICAL
                                                                                   ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
22963-1080              CDM 0012.0         08/695,986              08/15/96        INTRALUMINAL DELIVERY OF TISSUE   T. Morley
                                                                                   LYSING MEDIUM                     P. Wang
----------------------------------------------------------------------------------------------------------------------------------
22963-1081              CDM 0012.1                                 02/13/98        INSTRALUMINAL DELIVERY OF TISSUE  T. Morley
                                                                                   LYSING MEDIUM                     P. Wang
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
HEWM NO.                PROSECUTION HISTORY                                         STATUS
----------------------------------------------------------------------------------------------------------------------------------
22963-1033              CON of 08/482,120 6/7/95, ABA (1031);
                        CON 08/188,619, 1/27/94, 5/509,411 (1030);
                        CIP 08/010,818, 1/29/93, ABA (1000); and
                        CIP 08/043/449,  4/5/93, ABA (1010); and
                        CIP 08/057,294, 6/5/93, ABA (1020)
----------------------------------------------------------------------------------------------------------------------------------
22963-1034              CON 08/636,509, 4/19/96, 5,682,885 (1032);
                        CON 08/188,619, 1/27/94, 5/509,411 (1030);
                        CIP 08/010,818, 1/29/93, ABA (1000); and
                        CIP 08/043,449 4/5/93, ABA (1010); and
                        CIP 08/057,294, 5/5/93, ABA (1020)
----------------------------------------------------------------------------------------------------------------------------------
22963-1042              DIV 08/188,384, 1/27/94, 5,645,082 (1040);                   Response/Term Discl filed
                        CIP 08/010,818, 1/29/93, ABA (1000); and                     1/13/98
                        CIP 08/043,449, 4/5/93, ABA (1010); and
                        CIP 08/057,294, 5/5/93, ABA (1020)
----------------------------------------------------------------------------------------------------------------------------------
22963-1043              CON 08/482,126 6/7/95, 5885,322 (1041);
                        DIV 08/188,384, 1/27/94, 5,645,082 (1040);
                        CIP 08/010,818 1/29/93, ABA (1000); and
                        CIP 08/043,449, 4/5/93, ABA (1010); and
                        CIP 08/057,294, 5/5/93, ABA (1020)
----------------------------------------------------------------------------------------------------------------------------------
22963-1051              CON 08/207,918, 3/8/94, ABA (1050)                             Response filed 3/10/98
----------------------------------------------------------------------------------------------------------------------------------
22963-1061              CON 8/188,298, 1/27/94, 5,706,809 (1060);
                        CIP 08/010,818, 1/29/93, ABA (1000); and
                        CIP 08/043,449, 4/5/93, ABA (1010); and
                        CIP 08/057,294, 5/5/93, ABA (1020)
----------------------------------------------------------------------------------------------------------------------------------
22963-1080                                                                             Issue Fee paid 2/17/98
----------------------------------------------------------------------------------------------------------------------------------
22963-1081              CON 08/695,986, 8/15/96 (1080)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Page 2

------------------------------------------------------------------------------------------------------------------------------------

                                                           CARDIMA, INC.
                                                       PATENT STATUS REPORT
                                                            MARCH 1998
                                                     PENDING U.S. APPLICATIONS
------------------------------------------------------------------------------------------------------------------------------------
HENM NO.         CDM NO.       SERIAL NO.      FILED                 TITLE                     INVENTOR
------------------------------------------------------------------------------------------------------------------------------------
22963-1090      CDM 0013.0     08/242,549     05/13/94   CATHETER WITH DEFLECTABLE DISTAL     A. Schaer
                                                         SECTION                              D. Dickens

------------------------------------------------------------------------------------------------------------------------------------
22963-1111      CDM 0017.1     08/466,132     06/07/95   HIGH RESOLUTION INTRAVAS-CULAR       L. Littmann
                                                         SIGNAL DETECTION                     L. Lau
                                                                                              O. Amirana


------------------------------------------------------------------------------------------------------------------------------------
22963-1131      CDM 0021.1     08/858,297     05/19/97   GUIDING CATHETER FOR THE             Y. Randolf
                                                         CORONARY SINUS                       D. Dickens
------------------------------------------------------------------------------------------------------------------------------------
22963-1140      CDM 0022.0     08/447,351     05/23/95   OVER-THE-WIRE EP CATHETER            A. Schaer
------------------------------------------------------------------------------------------------------------------------------------
22963-1142      CDM 0022.2     08/944,896     10/06/97   OVER-THE-WIRE EP CATHETER            A. Schaer

------------------------------------------------------------------------------------------------------------------------------------
22963-1180      CDM 0026.0     08/629,057     04/08/96   LINEAR ABLATION ASSEMBLY             A. Schaer

------------------------------------------------------------------------------------------------------------------------------------
22963-1200      CDM 0028.0     08/659,769     06/06/98   LINEAR ABLATION DEVICE AND           A. Schaer
                                                         ASSEMBLY
------------------------------------------------------------------------------------------------------------------------------------
22963-1210      CDM 0029.0                    12/30/97   DEFLECTABLE GUIDING CATHETER         J. Qin
                                                                                              D. Dickens
                                                                                              L. Schaller
------------------------------------------------------------------------------------------------------------------------------------
22963-1230      CDM 0031.0     08/813,505     03/07/97   OVER-THE-WIRE EP CATHETER            A. Schaer
------------------------------------------------------------------------------------------------------------------------------------
22963-1280      CDM 0035.0                    03/12/98   PROTECTED PIN CONNECTOR FOR AN       V. Barajas
                                                         ELECTROPHYSIOLOGY CATHETER
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
HENM NO.              PROSECUTION HISTORY                               STATUS
------------------------------------------------------------------------------------------------
22963-1090                                                       Request to Withdraw Notice
                                                                 of Abandonment Refiled:
                                                                 1/20/98
------------------------------------------------------------------------------------------------
22963-1111     DIV 08/443,657, 5/18/95, 5,699,796 (1110)         Final Response filed:
               CIP 08/188,619, 1/27/94, 5,509,411 (1030)         2/23/98
               CIP 08/010,818, 1/29/93, ABA (1000); and
               CIP 08/043,449, 4/5/93, ABA (1010); and
               CIP 08/057,294, 5/5/93, ABA (1020)
------------------------------------------------------------------------------------------------
22963-1131     CON 08/484,715, 6/7/05, ABA (1130)                Issue Fee paid: 11/12/97

------------------------------------------------------------------------------------------------
22963-1140                                                       Issue Fee due: 4/22/98
------------------------------------------------------------------------------------------------
22963-1142     CON 08/473,525, 6/7/95, ABA (1141);
               DIV 08/447,351, 5/23/95 (1140)
------------------------------------------------------------------------------------------------
22963-1180                                                       Notice of Appeal due:
                                                                5/6/98
------------------------------------------------------------------------------------------------
22963-1200     CIP 08,629,057, 4/8/96 (1180)

------------------------------------------------------------------------------------------------
22963-1210


------------------------------------------------------------------------------------------------
22963-1230     CIP 08/447,351, 5/23/95 (1140)
------------------------------------------------------------------------------------------------
22963-1280

------------------------------------------------------------------------------------------------

                                 CARDIMA, INC.
                             PATENT STATUS REPORT
                                  MARCH 1998
                              ISSUED U.S. PATENTS

-------------------------------------------------------------------------------------------------------
HEWM NO.      CDM NO.     SERIAL NO.      FILED                  TITLE                      INVENTORS
-------------------------------------------------------------------------------------------------------
22963-1030   CDM 0006.0   08/188.619     01/27/94     INTRAVASCULAR SENSING DEVICE          L. Littmann
                                                                                            G. Samson
                                                                                            G. Vegh
-------------------------------------------------------------------------------------------------------
22963-1032   CDM 0006.2   08/636,509     04/19/96     INTRAVASCULAR SENSING DEVICE          L. Littmann
                                                                                            G. Samson
                                                                                            G. Vegh
-------------------------------------------------------------------------------------------------------
22963-1040   CDM 0007.0   08/188,384     01/27/94     INTRAVASCULAR METHOD AND              R. Sung
                                                      SYSTEM FOR TREATING                   G. Samson
                                                      ARRHYTHMIA
-------------------------------------------------------------------------------------------------------
22963-1041   CDM 0007.1   08/482,126     06/07/95     INTRAVASCULAR METHOD                  R. Sung
                                                      AND SYSTEM FOR TREATING               G. Samson
                                                      ARRHYTHMIA
-------------------------------------------------------------------------------------------------------
22963-1060   CDM 0009.0   08/188,298     01/27/94     METHOD AND SYSTEM FOR USING           L. Littmann
                                                      MULTIPLE INTRAVASCULAR SENSING        D. Dickens
                                                      DEVICES TO DETECT ELECTRICAL
                                                      ACTIVITY
-------------------------------------------------------------------------------------------------------
22963-1110   CDM 0017.0   08/443,657     05/18/95     HIGH RESOLUTION INSTRAVASCULAR        L. Littmann
                                                      SIGNAL DETECTION                      L. Lau
                                                                                            O. Amirana
-------------------------------------------------------------------------------------------------------
22963-1113   CDM 0017.3   08/805,901     02/24/97     HIGH RESOLUTION INTRAVASCULAR         L. Littmann
                                                      SIGNAL DETECTION                      L. Lau
                                                                                            O. Amirana
-------------------------------------------------------------------------------------------------------
22963-1121   CDM 0019.1   08/353,529     12/08/94     SHEATHED MULTIPOLAR                   G. Samson
                                                      CATHETER AND MULTIPOLAR               G. Vegh
                                                      GUIDEWIRE FOR SENSING                 D. Dickens
                                                      CARDIAC ELECTRICAL ACTIVITY           H. Rettke
-------------------------------------------------------------------------------------------------------


                       Patent No.      Issued     ???          Prosecution History
-------------------------------------------------------------------------------------------------------
22963-1030             5,509,411    04/23/96      10/23/99     CIP 08/010,818, 1/29/93, ABA (1000); and
                                                               CIP 08/043,449, 4/5/93, ABA (1010); and
                                                               CIP 08/057,294, 5/5/93, ABA (1020)
-------------------------------------------------------------------------------------------------------
22963-1032             5,682,885    11/04/97      05/04/01     CON 08/188,619, 1/27/94, 5,509,411 (1030);
                                                               CIP 08/010,818, 1/29/93, ABA (1000); and
                                                               CIP 08/043,449, 4/5/93, ABA (1010); and
                                                               CIP 08/057,294, 5/5/93, ABA (1020)
-------------------------------------------------------------------------------------------------------
22963-1040             5,645,082     07/08/97     01/08/01     CIP 08/010,816, 1/29/93, ABA (1000); and
                                                               CIP 08/043,449, 4/5/93, ABA (1010); and
                                                               CIP 08/057,294, 5/5/93, ABA (1020)
-------------------------------------------------------------------------------------------------------
22963-1041             5,685,322     11/11/97     05/11/01     DIV 08/188,384, 1/27/94, 5,645,082 (1040);
                                                               CIP 08/010,818, 1/29/93, ABA (1000); and
                                                               CIP 08/043,449, 4/5/93, ABA (1010); and
                                                               CIP 08/057,294, 5/5/93, ABA (1020)
-------------------------------------------------------------------------------------------------------
22963-1060            5,706,809      01/13/98     07/13/01     CIP 08/010,818, 1/29/93, ABA (1000); and
                                                               CIP 08/043,449, 4/5/93, ABA (1010); and
                                                               CIP 08/057,294, 5/5/93, ABA (1020)
-------------------------------------------------------------------------------------------------------
22963-1110            5,699,796      12/23/97     08/23/01     CIP 08/188,619, 1/27/94, 5,509,411 (1030);
                                                               CIP 08/010,818, 1/29/93, ABA (1000); and
                                                               CIP 08/043,449, 4/5/93, ABA (1010); and
                                                               CIP 08/057,294, 5/5/93, ABA (1020)
-------------------------------------------------------------------------------------------------------
22963-1113            5,711,298      01/27/98     07/27/01     CON 08/484,202, 6/7/95, ABA (1112);
                                                               DIV 08/443,657, 5/18/95, 5/899,796 (1110);
                                                               CIP 08/188,619, 1/27/94, 5,509,411 (1030)
-------------------------------------------------------------------------------------------------------
22963-1121            5,549,109      08/27/96     02/27/00     CON 08/130,635, 10/1/93, ABA (1120)
-------------------------------------------------------------------------------------------------------
                                                                                           Page 4

--------------------------------------------------------------------------------
                                 CARDIMA, INC.
                             PATENT STATUS REPORT
                                  MARCH 1998
                         PENDING FOREIGN APPLICATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FOREIGN STATUS REPORT

                                   To Follow
--------------------------------------------------------------------------------

                                 CARDIMA, INC.
                             PATENT STATUS REPORT
                                  MARCH 1998
                             ABANDONED APPICATIONS

-------------------------------------------------------------------------------------------------------
HEWM NO.      CDM NO.     SERIAL NO.      FILED                  TITLE                      INVENTORS
-------------------------------------------------------------------------------------------------------
22963-1000   CDM 0003.0   08/010,818     01/29/93     GUIDEWIRE FOR SENSING CARDIAC         G. Samson
                                                      ELECTRICAL ACTIVITY                   R. Sung
-------------------------------------------------------------------------------------------------------
22963-1001   CDM 0003.1   08/484,266     06/07/95     GUIDEWIRE FOR SENSING CARDIAC         G. Samson
                                                      ELECTRICAL ACTIVITY                   R. Sung
-------------------------------------------------------------------------------------------------------
22963-1010   CDM 0004.0   08/043,449     04/05/93     MULTIPOLAR GUIDEWIRE FOR SENSING      G. Samson
                                                      CARDIAC ELECTRICAL ACTIVITY           G. Vegh
-------------------------------------------------------------------------------------------------------
22963-1011   CDM 0004.1   08/452,673     05/30/95     MULTIPOLAR GUIDEWIRE FOR SENSING      G. Samson
                                                      CARDIAC ELECTRICAL ACTIVITY           G. Vegh
-------------------------------------------------------------------------------------------------------
22963-1020   CDM 0005.0   08/057,294     05/05/93     MULTIPOLAR CATHETER AND               G. Samson
                                                      MULTIPOLAR GUIDEWIRE FOR SENSING      G. Vegh
                                                      CARDIAC ELECTRICAL ACTIVITY           D. Dickens
-------------------------------------------------------------------------------------------------------
22963-1031   CDM 0006.1   08/482,120     06/07/95     INTRAVASCULAR SENSING DEVICE          L. Littmann
                                                                                            G. Samson
                                                                                            G. Vegh
-------------------------------------------------------------------------------------------------------
22963-1050   CDM 0008.0   08/207,918     03/08/94     INTRAVASCULAR RF OCCLUSION            D. Dickens
                                                      CATHETER                              G. Samson
                                                                                            R. Sung
-------------------------------------------------------------------------------------------------------
22963-1112   CDM 0017.2   08/484,202     08/07/95     HIGH RESOLUTION INTRAVASCULAR         L. Littmann
                                                      SIGNAL DETECTION                      L. Lau
                                                                                            O. Amirana
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
HEWM NO.                        PROSECUTION HISTORY                                COMMENTS
-------------------------------------------------------------------------------------------------------
22963-1000
-------------------------------------------------------------------------------------------------------
22963-1001                  CON 08/010,818, 1/29/93, ABA (1000)

-------------------------------------------------------------------------------------------------------
22963-1010                  CIP 08/010,818, 1/29/93, ABA (1000)                     ABA for CON
-------------------------------------------------------------------------------------------------------
22963-1011                  CIP 08/043,449, 4/5/93,  ABA (1010)

-------------------------------------------------------------------------------------------------------
22963-1020                  CIP 08/010,818, 1/29/93, ABA (1000); and
                            CIP 08/043,449, 4/5/93, ABA (1010)

-------------------------------------------------------------------------------------------------------
22963-1031                  CON 08/188,619, 1/27/94, 5,509,411 (1030);
                            CIP 08/010,818, 1/29/93, ABA (1000) and
                            CIP 08/043,449, 4/5/93, ABA (1010); and
                            CIP 08/057,294, 5/5/93, ABA (1020)
-------------------------------------------------------------------------------------------------------
22963-1050                                                                         ABA for CON


-------------------------------------------------------------------------------------------------------
22963-1112                  DIV 08/443,657, 5/18/95, 5,899,796 (1110);             ABA for CON
                            CIP 08/188,619, 1/27/94, 5/509,411 (1030);
                            CIP 08/043,449, 4/5/93, ABA (1010); and
                            CIP 08/057,294, 5/5/93, ABA (1020)
-------------------------------------------------------------------------------------------------------

                                 CARDIMA, INC.
                             PATENT STATUS REPORT
                                  MARCH 1998
                             ABANDONED APPICATIONS


-------------------------------------------------------------------------------------------------------
HEWM NO.      CDM NO.     SERIAL NO.      FILED                  TITLE                      INVENTORS
-------------------------------------------------------------------------------------------------------
22963-1120   CDM 0019.0   08/130,635     10/01/93     SHEATHED MULTIPOLAR CATHETER          G. Samson
                                                      AND MULTIPOLAR GUIDEWIRE FOR          G. Vegh
                                                      SENSING CARDIAC ELECTRICAL            D. Dickens
                                                      ACTIVITY                              H. Rettke
-------------------------------------------------------------------------------------------------------
22963-1130   CDM 0021.0   08/484,715     06/07/95     GUIDEWIRE CATHETER FOR THE            Y. Randolph
                                                      CORONARY SINUS                        D. Dickens
-------------------------------------------------------------------------------------------------------
22963-1141   CDM 0022.1   08/473,525     08/07/95     OVER-THE-WIRE EP CATHETER             A. Schaer
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
HEWM NO.                        PROSECUTION HISTORY                                COMMENTS
-------------------------------------------------------------------------------------------------------
                                                                                  ABA for CON

-------------------------------------------------------------------------------------------------------
22963-1130                                                                        ABA for CON

-------------------------------------------------------------------------------------------------------
22963-1141                  DIV 08/447,351, 5/23/95 (1140)                        ABA for CON
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CARDIMA, INC.
                            TRADEMARK STATUS REPORT
                                  MARCH 1998
                           PENDING U.S. APPLICATIONS

------------------------------------------------------------------------------------------------------------------------------------
HEWN NO.     CDM NO.            MARK          FILED       ^^      SERIAL NO.      ^^         FOREIGN           STATUS
------------------------------------------------------------------------------------------------------------------------------------
22963-9000             CARDIMA and Design   05/12/97   03/17/98   75/289,984              Europe; Japan   Published
------------------------------------------------------------------------------------------------------------------------------------
22963-9030             THERASTREAM          11/06/97              75/386,148                              Paris Convention: 05/06/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9040             ELECTROSTREAM        11/06/97              75/385,719                              Paris Convention: 05/06/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9050             ACUPORT              11/06/97              75/385,720                              Paris Convention: 05/06/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9060             IVEP                 11/06/97              75/386,138                              Paris Convention: 05/06/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9070             EP SELECT            11/06/97              75/386,139                              Paris Convention: 05/06/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9080             RF SELECT            11/06/97              75/386,140                              Paris Convention: 05/06/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9090             TEMP SELECT          11/06/97              75/386,142                              Paris Convention: 05/06/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9100             AUTO SELECT          11/06/97              75,385,720                              Paris Convention: 05/06/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9110             RECONNAISSANCE       11/26/97              75/398,441                              Paris Convention: 05/26/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9120             LIBERATOR            11/26/97              75/396,442                              Paris Convention: 05/26/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9130             NAVIPORT             11/13/97   07/01/97   75/197,131   09/23/97                   Statement of Use: 03/23/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9140             THE NEW LOOK OF EP   10/22/96   07/08/97   75/185,249   09/30/97                   Statement of Use: 03/30/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9150             VENAPORT             10/22/96   07/08/97   75/185,341   09/30/97                   Statement of Use: 03/30/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9160             VIEWPORT             11/13/96   07/01/97   75/197,129   09/23/97                   Statement of Use: 03/23/98
------------------------------------------------------------------------------------------------------------------------------------
22963-9170             VUEPORT              11/13/96   07/01/97   75/197,130   09/23/97                   Statement of Use: 03/23/98
------------------------------------------------------------------------------------------------------------------------------------


                                                                 CARDIMA, INC.
                                                           TRADEMARK STATUS REPORT
                                                                 MARCH 1998
                                                       PENDING FOREIGN APPLICATIONS

------------------------------------------------------------------------------------------------------------------------------------
HEWM NO.             CDM NO.                            MARK                              FILED          PUBLISHED       SERIAL NO.
22963-9002                            CARDIMA and Design Paris - Convention Filing/JP    11/11/97                         9175696
------------------------------------------------------------------------------------------------------------------------------------
22963-9003                            CARDIMA and Design Paris - Convention Filing/EP    11/05/97                         889515


                     Status
---------------------------
22963-9002            Filed
---------------------------
22963-9003            Filed

--------------------------------------------------------------------------------
                                 CARDIMA, INC.
                            TRADEMARK STATUS REPORT
                                  MARCH 1998
                            ABANDONED APPLICATIONS

----------------------------------------------------------------------------------------------
HEWM No.           CDM No.           Mark           Filed         Serial No.       Comments
----------------------------------------------------------------------------------------------
22963-9010                         PATHFINDER       03/15/94      74/500,931      ABA 2/22/95
----------------------------------------------------------------------------------------------
22963-9020                         FORERUNNER       03/23/95      74/650,828      ABA 2/22/96
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 CARDIMA, INC.
                            TRADEMARK STATUS REPORT
                                  MARCH 1998
                             INACTIVE APPLICATIONS

-----------------------------------------------------------------------------------------------------------------------
   HEWN NO.               LDM NO.                 MARK                                   COMMENTS
-----------------------------------------------------------------------------------------------------------------------
 22963-9210                                 FORSITE                     Proposed, not pursued; preliminary search done
-----------------------------------------------------------------------------------------------------------------------
 22963-9220                                 CARDIMA PATHFINDER          Proposed, not pursued
-----------------------------------------------------------------------------------------------------------------------

                    FOREIGN PATENT CASES FOR CARDIMA, INC.


KEY                                        STAT                                APPLICATION NO          APP DATE
---                                        ----                                --------------          --------

22963-5000     PCT                      P    F                                 PCT/US94/O1054           2BJA1994
TITLE: INTRAVASCULAR
SENSING DEVICE

22963-5001     CANADA                   P    F                                 2154773                  2BJA1994
TITLE: INTRAVASCULAR
SENSING DEVICE

22963-5002     JAPAN                    P    F                                 06-517366                2BJA1994
TITLE: INTRAVASCULAR
SENSING DEVICE

22963-5003     EP                       X    F                                 94909512.9               2BJA1994
TITLE: INTRAVASCULAR
SENSING DEVICE

22963-5004     AUSTRALIA                P    F                                 62335/94                 2BJA1994
TITLE: INTRAVASCULAR
SENSING DEVICE

22963-5004     AUSTRALIA                D 01 F                                 59663/98                 26MR1998
TITLE: INTRAVASCULAR
SENSING DEVICE

22963-5010     PCT                      P    F                                 PCT/US94/01018           2BJA1994
TITLE: INTRAVASCULAR
METHOD AND SYSTEM FOR
TREATING ARRHYTHMIA

22963-5011     CANADA                   P    F                                 2154772                  2BJA1994
TITLE: INTRAVASCULAR
METHOD AND SYSTEM FOR
TREATING ARRHYTHMIA

22963-5012     JAPAN                    P    F                                 06-517348                2BJA1994
TITLE: INTRAVASCULAR
METHOD AND SYSTEM FOR
TREATING ARRHYTHMIA

22963-5013     EP                       X    F                                 94909506.1               2BJA1994
TITLE: INTRAVASCULAR
METHOD AND SYSTEM FOR
TREATING ARRHYTHMIA

22963-5014     AUSTRALIA                P    F                                 62330/94                 2BJA1994
TITLE: INTRAVASCULAR
METHOD AND SYSTEM FOR
TREATING ARRHYTHMIA

22963-5030     PCT                      P    F                                 PCT/US94/01055           2BJA1994
TITLE: METHOD
INTRAVASCULAR
SENSING DEVICES FOR
ELECTRICAL ACTIVITY

22963-5031     CANADA                   P    F                                 2154774                  2BJA1994
TITLE: METHOD INTRAVASCULAR
SENSING DEVICES FOR
ELECTRICAL ACTIVITY

22963-5032     JAPAN                    P    F                                 06-517367                2BJA1994
TITLE: METHOD INTRAVASCULAR
SENSING DEVICES FOR
ELECTRICAL ACTIVITY

22963-5033     EP                      X    F                                  94909513.7               2BJA1994
TITLE: METHOD
INTRAVASCULAR
SENSING DEVICES FOR
ELECTRICAL ACTIVITY

22963-5034     AUSTRALIA               P    F                                  62336/94                 2BJA1994
TITLE: METHOD INTRAVASCULAR
SENSING DEVICES
FOR ELECTRICAL ACTIVITY

22963-5040     PCT                     P    F                                  PCT/US95/06189           11MY1995
TITLE: CATHETER WITH
DEFLECTABLE DISTAL SECTION

22963-5041     CANADA                  P    F                                  2190251                  11MY1995
TITLE: CATHETER
WITH DEFLECTABLE
DISTAL SECTION

                                                                               2

                    FOREIGN PATENT CASES FOR CARDIMA, INC.

KEY                             STAT                            APPLICATION NO                   APP DATE
---                             ----                            --------------                   --------
22963-5042      JAPAN             P    F                        07-529876                        11MY1995
TITLE: CATHETER WITH DEFLECTABLE DISTAL SECTION

22963-5043      EP                X    F                        95919865.6                       11MY1995
TITLE: CATHETER WITH DEFLECTABLE DISTAL SECTION

22963-5044      AUSTRALIA         P    F                        25528/95                         11MY1995
TITLE: CATHETER WITH DEFLECTABLE DISTAL SECTION

22963-5050      PCT               P    F                        PCT/US96/06631                   08MY1996
TITLE: HIGH RESOLUTION INTRAVASCULAR SIGNAL DETECTION

22963-5051      CANADA            P    F                        2221620                          08MY1996
TITLE: HIGH RESOLUTION INTRAVASCULAR SIGNAL DETECTION

22963-5052      JAPAN             P    F                        08/534914                        08MY1996
TITLE: HIGH RESOLUTION INTRAVASCULAR SIGNAL DETECTION

22963-5053      EP                X    F                        96913372.7                       08MY1996
TITLE: HIGH RESOLUTION INTRAVASCULAR SIGNAL DETECTION

22963-5060      PCT               P    F                        PCT/US94/11115                   30SE1994
TITLE: SHEATHED MULTIPOLAR CATHETER AND MULTIPOLAR GUIDEWIRE FOR SENSING CARDIAC
       ELECTRICAL ACTIVITY

22963-5063      EP                X    F                        94929973.9                       30SE1994
TITLE: SHEATHED MULTIPOLAR CATHETER AND MULTIPOLAR GUIDEWIRE FOR SENSING CARDIAC
       ELECTRICAL ACTIVITY

22963-5070      PCT               P    F                        PCT/US96/09283                   05JE1996
TITLE: GUIDING CATHETER FOR CORNARY SINUS

22963-5071      CANADA            P    F                        2223990                          05JE1996
TITLE: GUIDING CATHETER FOR CORNARY SINUS

22963-5072      JAPAN             P    F                        09-501637                        05JE1996
TITLE: GUIDING CATHETER FOR CORNARY SINUS

22963-5073      EP                X    F                        96918250.0                       05JE1996
TITLE: GUIDING CATHETER FOR CORNARY SINUS

22963-5080      PCT               P    F                        PCT/US96/06636                   08MY1996
TITLE: OVER-THE-WIRE EP CATHETER

22963-5081      CANADA            P    F                        2221681                          08MY1996
TITLE: OVER-THE-WIRE EP CATHETER

22963-5082      JAPAN             P    F                        08-535713                        08MY1996
TITLE: OVER-THE-WIRE EP CATHETER

22963-5083      EP                X    F                        96913373.5                       08MY1996
TITLE: OVER-THE-WIRE EP CATHETER

22963-5090      PCT               P    F                        PCT/US97/05714                   08AP1997
TITLE: LINEAR ABLATION DEVICE AND ASSEMBLY

                    FOREIGN PATENT CASES FOR CARDIMA, INC.


KEY                        STAT                                APPLICATION NO                    APP DATE
---                        ----                                -------------                     --------
22963-5100      PCT          P      F                          PCT/US97/14071                    11AU1997
TITLE: INTRALUMINAL DELIVERY OF TISSUE LYSING MEDIUM

22963-5110      PCT          P      F  CASE FILED 06MR1998     PCT/US98/04576                    06MR1998
TITLE: OVER-THE-WIRE EP CATHETER


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                     NO. 1
                           STOCK SUBSCRIPTION WARRANT

                          TO PURCHASE COMMON STOCK OF

                         CARDIMA, INC. (THE "COMPANY")

                   DATE OF INITIAL ISSUANCE:  JUNE 24, 1998


     THIS CERTIFIES THAT for value received, TRANSAMERICA BUSINESS CREDIT CORPORATION or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Seventy-Five Thousand (75,000) shares of common stock, $.001 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1.  DEFINITIONS.
            -----------

     For all purposes of this Warrant, the following terms shall have the meanings indicated:

     COMMON STOCK - shall mean and include the Company's authorized Common
     ------------
Stock, $.001 par value, as constituted at the date hereof.

     EXCHANGE ACT - shall mean the Securities Exchange Act of 1934, as amended
     ------------
from time to time.

     SECURITIES ACT - the Securities Act of 1933, as amended.
     --------------

     TERM OF THIS WARRANT - shall mean the period beginning on the date of
     --------------------
initial issuance hereof and ending on June 24, 2003.

     WARRANT PRICE - $4.00 per share, subject to adjustment in accordance with
     -------------
Section 5 hereof.

     WARRANTS - this Warrant, which is issued in connection with a Commitment
     --------
Letter dated March 27, 1998 executed by the Company and Transamerica Business Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, or any transferees from such original holder or this Holder.

     WARRANT SHARES - shares of Common Stock purchased or purchasable by the
     --------------
Holder of this Warrant upon the exercise hereof.

SECTION 2.  EXERCISE OF WARRANT.
            -------------------

     2.1.  PROCEDURE FOR EXERCISE OF WARRANT.  To exercise this Warrant in whole
           ---------------------------------
or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 12 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 12 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:

                              CS = WCS x (CMP-WP)
                                   --------------
                                      CMP

Where

     CS  equals the number of shares of Common Stock to be issued to the Holder

     WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

     CMP  equals the Current Market Price (at the date of such calculation)

     WP  equals the Warrant Price (as adjusted to the date of such calculation)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.2.  TRANSFER RESTRICTION LEGEND.  Each certificate for Warrant Shares
           ---------------------------
shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

SECTION 3.  COVENANTS AS TO COMMON STOCK.  The Company covenants and agrees that
            ----------------------------
all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant, subject to a maximum of $3,000. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION 4.  ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant
            ------------------------------
Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5.  ADJUSTMENT OF WARRANT PRICE.  The Warrant Price shall be subject to
            ---------------------------
adjustment from time to time as follows:

     (i) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

     (ii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

     (iii) In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

     (iv) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

     (v) For the purpose of any computation pursuant to this Section 5, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (v) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

     (vi) Whenever the Warrant Price shall be adjusted as provided in Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the

Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (viii) of this Section 5.

     (vii) Adjustments made pursuant to clauses (i), (ii) and (iii) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

     (viii) In the event the Company shall propose to take any action of the types described in clauses (i), (ii), or (iii) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

     (ix) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6.  OWNERSHIP.
            ---------

     6.1.  OWNERSHIP OF THIS WARRANT.  The Company may deem and treat the person
           -------------------------
in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

     6.2.  TRANSFER AND REPLACEMENT.  This Warrant and all rights hereunder are
           ------------------------
transferable in whole or in part (but not to more than three other holders) upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 12 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Stock transfer taxes (if any) payable in connection with a transfer of this Warrant, shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

SECTION 7.  INTENTIONALLY OMITTED.


SECTION 8.  NOTICE OF DISSOLUTION OR LIQUIDATION.  In case of any distribution
            ------------------------------------
of the assets of the Company in dissolution or liquidation, the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9.  NOTICE OF EXTRAORDINARY DIVIDENDS.  If the Board of Directors of the
            ---------------------------------
Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION 10.  FRACTIONAL SHARES.  Fractional shares shall not be issued upon the
             -----------------
exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 11.  SPECIAL ARRANGEMENTS OF THE COMPANY.  The Company covenants and
             -----------------------------------
agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

     11.1.  WILL RESERVE SHARES.  The Company will reserve and set apart and
            -------------------
have available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

     11.2.  WILL NOT AMEND CERTIFICATE.  The Company will not amend its
            --------------------------
Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

     11.3.  WILL BIND SUCCESSORS. This Warrant shall be binding upon any
            --------------------
corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 12.  NOTICES.  Any notice or other document required or permitted to be
             -------
given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention:
Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 47266 Benicia Street, Fremont, California 94538, Attention: Chief Financial Officer or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 13.  NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY.  This Warrant
             -------------------------------------------------
shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 14.  LAW GOVERNING.  THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF
             -------------
THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 15.  MISCELLANEOUS.  This Warrant and any provision hereof may be
             -------------
changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof


     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 24th day of June, 1998.


                                 CARDIMA, INC.
[CORPORATE SEAL]
                                 By: /s/ Ronald E. Bourquin
                                    ----------------------------
                                 Title: Vice President and CFO
                                        ------------------------

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


          The undersigned hereby exercises the right to purchase _________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]
                        [_]  makes payment of $__________ therefor; or


                        [_] directs the Company to issue ______ shares, and to withhold ____ shares in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:


              The shares are to be issued in certificates of the following denominations:




                              ------------------------------------
                              [Type Name of Holder]


                                 By:______________________________

                                 Title:___________________________


Dated:______________________

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

              [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

          FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                 -----------------------------------
                                 [Type Name of Holder]


                                 By:________________________________

                                 Title:_____________________________


Dated:_________________


NOTICE

          The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                   (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

          FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ___ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                 -----------------------------
                                 [Type Name of Holder]


                                 By:__________________________

                                 Title:_______________________


Dated:_________________



NOTICE

          The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.